EXHIBIT 99.1

DTST Reports 2025 Second Quarter Financial Results and
Provides Business Update

Conference Call to be Held Today at 11:00 am ET

MELVILLE, N.Y., August 14, 2025 (GLOBE NEWSWIRE) — Data Storage Corporation (Nasdaq: DTST) (the “Company”), today provided a business update and reported financial results for the three months and six months ended June 30, 2025.

Second Quarter 2025 Highlights:

●	Revenue was $5.1 million, up 4.8% from the same period in 2024, driven by continued growth in subscription-based cloud and Nexxis services
●	Gross profit totaled $2.5 million, maintaining consistent margin levels
●	Cash and marketable securities were $11.1 million, with no long term debt

“We continue to see strong growth in our core business, particularly in our higher-margin, recurring subscription sales,” said Chuck Piluso, Chairman and Chief Executive Officer of Data Storage Corporation. “Building on this momentum, a central development is the proposed $40 million sale of CloudFirst Technologies Corporation, representing a substantial premium to our market capitalization prior to the announcement. If the transaction is approved by our shareholders and we consummate the transaction, we anticipate net proceeds of approximately $24 million, after fees, taxes, and other adjustments.”

“In connection with the proposed transaction if approved by our shareholders and consummated, our Board of Directors has authorized a tender offer to repurchase up to 85% of our outstanding common stock, using 85% of cash on hand at the time the tender offer is commenced. This cash on hand will include net proceeds from the proposed transaction. This structure is intended to deliver a meaningful return of capital to shareholders while retaining 15% of cash for acquisitions, innovation, and expansion.”

“CloudFirst has delivered consistent year-over-year EBITDA growth and remains a valuable business. Assuming approval by our shareholders, we expect the proposed transaction to unlock this value, convert it into tangible returns, and allow us to focus resources on high-growth technology sectors such as, but not limited to, artificial intelligence, cybersecurity, and AI vertical SaaS. If the proposed transaction is not approved by our shareholders, CloudFirst will remain a core part of our operations, and we will continue to invest in its performance while pursuing new strategic opportunities.”

“Regardless of the outcome, our long-term plan is clear: to continue evolving Data Storage Corporation into a technology-driven enterprise that capitalizes on market trends and emerging opportunities. As part of this transformation, we are evaluating a full corporate rebranding to align our identity with our strategic direction. We will also continue to operate Nexxis Inc. as a portfolio asset and seek opportunities where our operational expertise can unlock additional value.”

“The proposed sale of CloudFirst Technologies Corporation is subject to shareholder approval at our annual meeting scheduled to be held on September 10, 2025. We encourage all shareholders to review the proxy materials, which detail the transaction terms, the Board’s rationale, and our broader growth strategy,” concluded Mr. Piluso.

Chris Panagiotakos, Chief Financial Officer of Data Storage Corporation, added, “In the second quarter, we delivered total sales of $5.1 million, up 4.8% from last year, driven by continued growth in our subscription-based cloud and Nexxis services, partially offset by lower equipment and software sales. For the first half of 2025, sales totaled $13.2 million, reflecting strength in recurring revenue despite declines in non-recurring equipment sales. We ended the quarter with $11.1 million in cash, and marketable securities, providing a solid liquidity position to fund our strategic growth initiatives.”

Conference Call

The management will host a conference call at 11:00 a.m. Eastern Time today, August 14, 2025, to discuss the Company’s progress and the financial results for the second quarter of 2025, which ended June 30, 2025.

The conference call will be available via telephone by dialing toll-free 877-407-9219 for U.S. callers or for international callers +1-412-652-1274. A webcast of the call may be accessed at DSC Q2 2025 Earnings Call or on the Company’s News & Events section of the website, www.dtst.com/news-events.

A webcast replay of the call will be available on the Company’s website (www.dtst.com/news-events) through February 14, 2026. A telephone replay of the call will be available approximately three hours following the call, through August 21, 2025, and can be accessed by dialing 877-660-6853 for U.S. callers or + 1-201-612-7415 for international callers and entering conference ID: 13755236.

The press release is neither an offer to purchase nor a solicitation of an offer to sell securities. The Offer for the shares of Common Stock described in this press release has not commenced. At the time the Offer is commenced, the Company will file a tender offer statement on Schedule TO with the Securities and Exchange Commission (“SEC”).

THE TENDER OFFER MATERIALS (INCLUDING AN OFFER TO PURCHASE, A RELATED LETTER OF TRANSMITTAL AND CERTAIN OTHER TENDER OFFER DOCUMENTS) WILL CONTAIN IMPORTANT INFORMATION. HOLDERS OF SHARES OF THE COMPANY’S COMMON STOCK ARE URGED TO READ THESE DOCUMENTS CAREFULLY WHEN THEY BECOME AVAILABLE (AS EACH MAY BE AMENDED OR SUPPLEMENTED FROM TIME TO TIME) BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION THAT HOLDERS OF SHARES OF THE COMPANY’S COMMON STOCK SHOULD CONSIDER BEFORE MAKING ANY DECISION REGARDING TENDERING THEIR SHARES.

The Offer to Purchase, the related Letter of Transmittal and certain other tender offer documents will be made available to all holders of shares of the Company’s Common Stock at no expense to them. The tender offer materials will be made available for free at the SEC’s website at www.sec.gov or by accessing the Investor Relations section of the Company’s website at www.dtst.com.

About Data Storage Corporation

Data Storage Corporation (Nasdaq: DTST) through its subsidiaries, is focused on providing solutions that ensure business continuity, improvement in business processes, and efficiency, while striving to build shareholder value.

For more information, please visit www.dtst.com or follow us on X @DataStorageCorp.

Safe Harbor Provision

This press release contains “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995, as amended, that are intended to be covered by the safe harbor created thereby. Forward-looking statements are subject to risks and uncertainties that could cause actual results, performance or achievements to differ materially from any future results, performance or achievements expressed or implied by such forward-looking statements. Statements preceded by, followed by or that otherwise include the words “believes,” “expects,” “anticipates,” “intends,” “projects,” “estimates,” “plans” and similar expressions or future or conditional verbs such as “will,” “should,” “would,” “may” and “could” are generally forward-looking in nature and not historical facts, although not all forward-looking statements include the foregoing. Although the Company believes that the expectations reflected in such forward-looking statements are reasonable, it can provide no assurance that such expectations will prove to have been correct. These forward-looking statements are based on management’s expectations and assumptions as of the date of this press release and include statements regarding the proposed $40 million sale of CloudFirst Technologies Corporation, representing a substantial premium to the Company’s market capitalization prior to the announcement; approval of the proposed sale by the Company’s shareholders; consummation of the proposed sale and, in connection therewith, our receipt of net proceeds of approximately $24 million, after fees, taxes, and other adjustments; commencement of a tender offer by the Company to repurchase up to 85% of its outstanding common stock, using 85% of cash on hand at the time the tender offer is commenced, including net proceeds from the proposed transaction; the proposed transaction delivering a meaningful return of capital to shareholders while retaining 15% of cash for acquisitions, innovation, and expansion; the proposed transaction unlocking value of CloudFirst, converting it into tangible returns, and allowing the Company to focus resources on high-growth technology sectors such as, but not limited to, artificial intelligence, cybersecurity, and AI vertical SaaS; CloudFirst remaining a core part of the Company’s operations and the Company continuing to invest in its performance while pursuing new strategic opportunities if the proposed transaction is not approved by its shareholders; continuing to evolve Data Storage Corporation into a technology-driven enterprise that capitalizes on market trends and emerging opportunities; continuing to operate Nexxis Inc. as a portfolio asset and seeking opportunities where the Company’s operational expertise can unlock additional value; the Company’s annual meeting being held on September 10, 2025;and the potential to drive continued growth and success. Important factors that could cause actual results to differ materially from current expectations include approval of the proposed sale by the Company’s shareholders; consummation of the proposed sale; the proposed transaction delivering a meaningful return of capital to shareholders; the ability of the Company to continue to evolve Data Storage Corporation into a technology-driven enterprise that capitalizes on market trends and emerging opportunities; and the ability of the Company to continue to operate Nexxis Inc. as a portfolio asset and seek opportunities where the Company’s operational expertise can unlock additional value; the Company’s ability to create sustained long-term value and drive continued growth and success. These risks should not be construed as exhaustive and should be read together with the other cautionary statements included in the Company’s Annual Report on Form 10-K for the year ended December 31, 2024, subsequent Quarterly Reports on Form 10-Q and Current Reports on Form 8-K filed with the Securities and Exchange Commission. Any forward-looking statement speaks only as of the date on which it was initially made. Except as required by law, the Company assumes no obligation to update or revise any forward-looking statements, whether as a result of new information, future events, changed circumstances or otherwise.

Contact:
Crescendo Communications, LLC
212-671-1020
DTST@crescendo-ir.com

DATA STORAGE CORPORATION AND SUBSIDIARIES
CONDENSED CONSOLIDATED BALANCE SHEETS

	June 30, 2025	December 31, 2024
ASSETS	(Unaudited)
Current Assets:
Cash and cash equivalents	$611,323	$1,070,097
Accounts receivable, net of allowance for expected credit losses of $16,305 and $31,472, as of June 30, 2025 and December 31, 2024, respectively	1,727,111	2,225,458
Marketable securities	10,510,179	11,261,006
Prepaid expenses and other current assets	1,913,094	859,502
Total current assets	14,761,707	15,416,063

Property and Equipment:
Property and equipment	10,078,502	9,598,963
Less: Accumulated depreciation	(6,740,363)	(6,159,307)
Property and equipment, net	3,338,139	3,439,656

Other assets:
Goodwill	4,238,671	4,238,671
Operating lease right-of-use assets	525,416	575,380
Other assets	263,778	183,439
Intangible assets, net	1,293,435	1,427,006
Total long-term assets	6,321,300	6,424,496

Total assets	$24,421,146	$25,280,215

LIABILITIES AND STOCKHOLDERS’ EQUITY
Current Liabilities:
Accounts payable and accrued expenses	$2,349,999	$3,183,379
Deferred revenue	227,204	212,390
Finance leases payable	—	17,641
Finance leases payable related party	—	33,879
Operating lease liabilities short term	105,750	98,860
Total current liabilities	2,682,953	3,546,149

Operating lease liabilities	468,432	523,070
Deferred tax liability	39,031	39,031
Total long-term liabilities	507,463	562,101

Total liabilities	3,190,416	4,108,250

Commitments and contingencies (Note 7)

Stockholders’ equity:
Preferred stock, Series A par value $0.001; 10,000,000 shares authorized; 0 and 0 shares issued and outstanding at June 30, 2025, and December 31, 2024, respectively	—	—
Common stock, par value $0.001; 250,000,000 shares authorized; 7,230,619 and 7,045,108 shares issued and outstanding at June 30, 2025, and December 31, 2024, respectively	7,231	7,045
Additional paid in capital	41,094,738	40,417,813
Accumulated deficit	(19,691,560)	(18,982,589)
Accumulated other comprehensive income (loss)	64,015	(23,214)
Total Data Storage Corp stockholders’ equity	21,474,424	21,419,055
Non-controlling interest in consolidated subsidiary	(243,694)	(247,090)
Total stockholders’ equity	21,230,730	21,171,965
Total liabilities and stockholders’ equity	$24,421,146	$25,280,215

The accompanying notes are an integral part of these condensed consolidated Financial Statements.

DATA STORAGE CORPORATION AND SUBSIDIARIES
CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS
(Unaudited)

	Three Months Ended June 30,		Six Months Ended June 30,
	2025	2024	2025	2024

Sales	$5,146,922	$4,910,492	$13,230,678	$13,146,239
Cost of sales	2,610,168	2,502,599	7,834,028	7,771,874
Gross profit	2,536,754	2,407,893	5,396,650	5,374,365

Selling, general and administrative	3,332,421	2,796,679	6,284,826	5,549,356
Loss from operations	(795,667)	(388,786)	(888,176)	(174,991)

Other income (expense):
Interest income	103,267	152,441	224,173	295,810
Interest expense	(16,236)	(10,260)	(18,245)	(21,520)
Other expense	(23,327)	—	(23,327)	—
Total other income	63,704	142,181	182,601	274,290

Income (loss) before provision for income taxes	(731,963)	(246,605)	(705,575)	99,299

Income taxes	—	—	—	—

Net income (loss)	(731,963)	(246,605)	(705,575)	99,299

(Income) loss in non-controlling interest of consolidated subsidiary	(1,086)	2,365	(3,396)	13,563

Net income (loss) attributable to common stockholders	$(733,049)	$(244,240)	$(708,971)	$112,862

Earnings (loss) per share attributable to common stockholders – basic	$(0.10)	$(0.04)	$(0.10)	$0.02
Earnings (loss) per share attributable to common stockholders – diluted	$(0.10)	$(0.04)	$(0.10)	$0.02
Weighted average number of shares - basic	7,155,464	6,973,068	7,119,102	6,902,138
Weighted average number of shares - diluted	7,155,464	6,973,068	7,119,102	7,499,839

The accompanying notes are an integral part of these condensed consolidated Financial Statements.

DATA STORAGE CORPORATION AND SUBSIDIARIES
CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS
(Unaudited)

	Six Months Ended June 30,
	2025	2024
Cash Flows from Operating Activities:
Net (loss) income	$(705,575)	$99,299
Adjustments to reconcile net income (loss) to net cash provided by (used in) operating activities:
Depreciation and amortization	713,899	634,509
Stock-based compensation	638,844	379,172
Change in expected credit losses	66,055	21,816
Changes in Assets and Liabilities:
Accounts receivable	432,292	(666,603)
Prepaid expenses and other current assets	(1,133,931)	(308,211)
Right of use asset	49,964	78,206
Accounts payable and accrued expenses	(756,101)	315,636
Deferred revenue	14,814	(127,257)
Operating lease liability	(47,748)	(71,776)
Net cash (used in) provided by operating activities	(727,487)	354,791

Cash Flows from Investing Activities:
Capital expenditures	(478,811)	(902,571)
Purchase of marketable securities	(224,173)	(295,810)
Sale of marketable securities	975,000	400,000
Net cash provided by (used in) investing activities	272,016	(798,381)

Cash Flows from Financing Activities:
Repayments of finance lease obligations related party	(33,879)	(142,774)
Repayments of finance lease obligations	(17,641)	(133,473)
Proceeds from stock option exercises	38,267	71,093
Net cash used in financing activities	(13,253)	(205,154)

Effect of exchange rate changes on cash	9,950	—

Decrease in cash and cash equivalents	(458,774)	(648,744)

Cash and cash equivalents, beginning of period	1,070,097	1,428,730

Cash and cash equivalents, end of period	$611,323	$779,986

Supplemental cash flow disclosures:
Cash paid for interest	$17,239	$14,303
Cash paid for income taxes	$—	$—

Non-cash investing and financing activities:
Assets acquired by operating lease	$—	$647,958

The accompanying notes are an integral part of these condensed consolidated Financial Statements.